Exhibit 10.1

LETTER AGREEMENT

Dated as of March 27, 2024

Trinity Place Holdings Inc.
340 Madison Avenue, Suite 3C
New York, New York 10173

TPHS Investor LLC

TPHS Lender LLC

520 Madison Ave, 30th Fl.

New York, New York 10022

To Whom It May Concern:

Reference is made to that certain Stock Purchase Agreement, dated as of January 5, 2024 (as amended, the “SPA”), by and between Trinity Place Holdings Inc., a Delaware corporation (the “Company”), TPHS Lender LLC, a Delaware limited liability company (the “Company Investor”) and TPHS Investor LLC, a Delaware limited liability company (the “JV Investor”, and together with the Company Investor, the “Investor”). The undersigned hereby agree that the date by which the Company must complete the Delisting (as defined in the SPA) as provided in Section 6(f) of the SPA is hereby extended by thirty (30) days, such that the Company shall now be required to complete the Delisting process not later than April 29, 2024, which the Investor may agree, in its sole discretion, to further extend, and any such further extension may be agreed to by e-mail between a representative of the Investor and the Company. In addition, the parties acknowledge that the reference in Section 6(f) of the SPA to the filing of a Form 15 with the Securities and Exchange Commission in connection with the Delisting was a typographical error, and was intended to be a reference to the filing of a Form 25.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be signed by their respective officers thereunto duly authorized, all as of the date first set forth above.

TRINITY PLACE HOLDINGS INC.

By:	/s/ Matthew Messinger
Name:	Matthew Messinger
Title:	President and Chief Executive Officer

TPHS LENDER LLC

By: Midtown Acquisitions GP LLC, its Manager

By:	/s/ Joshua D. Morris
Name:	Joshua D. Morris
Title:	Manager

TPHS INVESTOR LLC

By: Madave Management LLC, its Manager

By:	/s/ Joshua D. Morris
Name:	Joshua D. Morris
Title:	Manager